EXHIBIT 10.4

DEBT SUBORDINATION AGREEMENT

THIS DEBT SUBORDINATION AGREEMENT (this "Subordination Agreement") is made this 14th day of January, 2026 by 3i MANAGEMENT LLC, a Delaware limited liability company, having an address of 2 Wooster Street, 2nd Floor, New York, NY 10013 ("Junior Creditor"), in favor of SLR DIGITAL FINANCE LLC, a Delaware limited liability company, having an office at 15260 Ventura Blvd., Suite 700, Sherman Oaks, California 91403 ("Lender").

RECITALS

A. INUVO, INC., VERTRO, INC., VALIDCLICK INC., THINK RELEVANT MEDIA, LLC, KOWABUNGA MARKETING, INC., BONFIRE PUBLISHING GROUP, LLC, SOUTHERN MUSE MEDIA, LLC, NETSEER, INC., EMERALD BRANDS, LLC, A LOT, INC., AND DAILY READS, LLC (individually and collectively, "Borrower"), is now and may in the future be indebted to Lender, including indebtedness arising under that certain Finance and Security Agreement dated as of July 30, 2024 between Borrower and Lender (as amended, modified, supplemented, substituted, extended or renewed from time to time, the "Finance Agreement").

B. Borrower is now or may in the future be indebted to Junior Creditor.

C. To induce Lender to make and/or continue to make loans, advances or other financial accommodations to Borrower Junior Creditor has agreed to execute and deliver this Subordination Agreement.

NOW, THEREFORE, for $10.00 and other good and valuable consideration, the receipt of which is hereby acknowledged, Junior Creditor adopts the foregoing recitals and agrees as follows.

1. Definitions.

(A) "Senior Indebtedness" is defined to mean and include principal of and interest (including, without limitation, any post-petition interest on all obligations at the rate set forth in the applicable loan documents, accruing whether or not granted or permitted in any bankruptcy or similar insolvency proceeding), and all costs and expenses, including attorneys' fees, on all liabilities and indebtedness of Borrower to Lender and all financial accommodations from Lender to or on behalf of Borrower including, but not limited to, loans, letters of credit or other financial accommodations, or with respect to the discount or purchase of, or loans on commercial paper, accounts receivable, or other property, whether such financial accommodations are direct or indirect, absolute or contingent, joint, several or independent, now or hereafter existing, due or to become due to, or held or to be held by Lender, whether created directly or acquired by assignment or otherwise and whether or not arising under the Finance Agreement.

(B) "Junior Indebtedness" is defined to mean principal of and interest and all costs and expenses including attorney's fees, on all liabilities and indebtedness of Borrower to Junior Creditor and all financial accommodations from Junior Creditor to or on behalf of Borrower, including, but not limited to all loans, letters of credit or other financial accommodations, or with respect to the discount or purchase of, or loans on commercial paper, accounts receivable, or other property, whether such financial accommodations are direct or indirect, absolute or contingent, joint, several or independent, now or hereafter existing, due or to become due, or held or to be held by Junior Creditor whether created directly or acquired by assignment or otherwise.

(C) “Permitted Payments” means regularly scheduled payments of principal and interest as set forth in the Junior Indebtedness in effect on the date hereof but specifically excluding any prepayments, default interest or other penalties which shall not be paid but only if such Permitted Payments meet the requirements of Section 4 (a) hereof.

(D) All capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Finance Agreement.

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2. Representations. Junior Creditor represents that:

(A) As of the date hereof the total principal amount of the Junior Indebtedness is $3,333,333.33 which is evidenced by a subordinated convertible note “Convertible Note”.

(B) Junior Creditor is the unconditional owner of the Junior Indebtedness, free and clear of all liens, claims and encumbrances and such Junior Indebtedness has not been subordinated in favor of any other party.

(C) Junior Creditor holds no security for the Junior Indebtedness or any guarantees of any third parties of such Junior Indebtedness.

(D) Junior Creditor is a limited liability company corporation, duly organized and validly existing and in good standing the State of Delaware. This Subordination Agreement constitutes the valid and binding obligation of Junior Creditor and is enforceable in accordance with its terms.

3. Subordination.

(A) Junior Creditor hereby subordinates the Junior Indebtedness to payment in full of the Senior Indebtedness.

(B) Upon any distribution of the assets or readjustment of indebtedness of Borrower, whether by reason of liquidation, dissolution, bankruptcy, reorganization, receivership or any other action or proceeding involving the readjustment of all or any of the Junior Indebtedness, or the application of assets of Borrower to the payment or liquidation thereof, Lender shall be entitled to receive payment in full of the Senior Indebtedness prior to the payment of all or any part of the Junior Indebtedness hereby subordinated.

(C) In order to enable Lender to enforce its rights hereunder in any such action or proceeding, Lender is hereby irrevocably authorized and empowered in Lender's discretion to make and present for, and on behalf of Junior Creditor, such proofs or claims against Borrower on account of the Junior Indebtedness as Lender may deem expedient or proper, to vote such proofs or claims in any such proceedings, to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply same on account of the Senior Indebtedness. Junior Creditor hereby assigns the Junior Indebtedness to Lender and constitutes Lender, or its designee, attorney-in-fact to take the above mentioned with full power of substitution in the premises. Junior Creditor further agrees to execute and deliver any further assignments or other instruments which may be necessary or expedient to enable Lender to enforce any and all such claims and to collect any and all dividends or other payments or disbursements which may be made at any time on account of all or any of the Junior Indebtedness.

(D) Junior Creditor acknowledges Lender's lien on the assets of Borrower and agrees that any liens Junior Creditor may hold on any assets of Borrower shall be subject, subordinate and inferior to the liens in favor of Lender.

4. Payments and Other Acts With Regard to Junior Indebtedness. Until satisfaction in full of the Senior Indebtedness and termination of this Subordination Agreement in accordance with its terms, Junior Creditor acknowledges:

(A) Other than Permitted Payments, Junior Creditor will not ask, demand, sue for, take or receive from Borrower any payment or distribution on account of the Junior Indebtedness (whether in cash, property or securities), including, but not limited to, by set-off or any other manner or accelerate the maturity thereof; Permitted Payments may be made by Borrower to Junior Creditor so long as at the time of payment and after giving effect to such payment, the following conditions shall be satisfied: (1) no Event of Default has occurred or would be caused by such payment; (2) all obligations of Borrower, including, without limitation, taxes, are current and within their terms; (c) Borrower shall have a minimum amount of cash available to it of $1,250,000 immediately after such payment as confirmed to Lender by Borrower in a manner acceptable to Lender; (4) Borrower has received at least $3,000,000 of proceeds from the settlement of the litigation related to Google on or before March 25, 2026; and (5) all payments made by Google in the ordinary course of business on Accounts now or hereafter generated by Borrower are being directed to and received in the lockbox where such payments are currently being directed.

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(B) Junior Creditor will not commence any proceeding to enforce payment of the Junior Indebtedness and will not commence, or join with any other creditors of Borrower in commencing any proceeding against Borrower under any bankruptcy, reorganization, readjustment of debt, dissolution, receivership or liquidation proceeding;

(C) Junior Creditor will not obtain, ask for or require any security for or guaranty of the Junior Indebtedness;

(D) Junior Creditor will not foreclose any lien on any property or assets held as security for the Junior Indebtedness;

(E) If, notwithstanding any terms of this Subordination Agreement to the contrary, Junior Creditor receives any payment or distribution on account of the Junior Indebtedness, Junior Creditor will hold same in trust for Lender and immediately deliver same in the form received, except for the addition of any endorsement or assignment necessary to effect a transfer to Lender for application on account of the Senior Indebtedness. If Junior Creditor fails to endorse any instrument for the payment of money payable to Junior Creditor or Junior Creditor's order, which has been turned over to Lender, Lender is hereby irrevocably constituted and appointed attorney-in-fact for Junior Creditor with full power to make any such endorsement and with full power of substitution. All actions taken by such attorney-in-fact are hereby ratified and approved;

(F) Junior Creditor will not take any action which interferes with Lender's collection of the Senior Indebtedness, or exercise of Lender's rights and remedies with respect to the Senior Indebtedness or any security therefor; and

(G) Junior Creditor will not assign, transfer, create a security interest in, or otherwise encumber, the Junior Indebtedness.

5. Reliance. Junior Creditor hereby waives any and all notice of Lender's receipt and acceptance of this Subordination Agreement and the creation, renewal or extension of the Senior Indebtedness and acknowledges that Lender shall be deemed to have relied on this Subordination Agreement when extending any credit, loaning any monies or providing any financial accommodation to Borrower or otherwise acting with respect to the occurrence of the Senior Indebtedness, now or at any time in the future, and Junior Creditor expressly waives proof of reliance by Lender upon this Subordination Agreement and waives all notice of any actions that Lender may take with respect to the Senior Indebtedness or the acceptance by Lender of this Subordination Agreement or the extension of credit by Lender to Borrower.

6. Actions By Lender. Without impairing or releasing this Subordination Agreement, Lender may at any time and from time to time, without the consent of, or notice to Junior Creditor, upon any terms or conditions and in whole or in part:

(A) Change the manner, place or terms of payment, and/or change or extend from time to time the time of payment or renew or alter, the Senior Indebtedness or any security therefor, and this Subordination Agreement shall apply to the Senior Indebtedness as so changed, extended, renewed or altered;

(B) Sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged, mortgaged or in which a security interest is given to secure, or howsoever securing, the Senior Indebtedness;

(C) Exercise or refrain from exercising any rights against Borrower or any surety, endorser, guarantor or subordinator (including Junior Creditor) ("Obligor") or against security, or otherwise act or refrain from acting;

(D) Settle or compromise the Senior Indebtedness or any liability of any Obligor or dispose of any security therefor, with or without consideration, or any liability incurred directly or indirectly in respect thereof;

(E) Apply any sum by whomsoever paid or howsoever realized to the Senior Indebtedness; and

(F) Take or refrain from taking any or all actions against Borrower, any Obligor or any of the Collateral, whether similar or dissimilar to the foregoing.

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7. Evidence of Indebtedness. Junior Creditor acknowledges that Junior Creditor will make proper notations in its books and records indicating that the Junior Indebtedness is subject to this Subordination Agreement. All notes or other evidences of indebtedness accepted by Junior Creditor from Borrower shall contain a specific statement that the indebtedness evidenced thereby is subject to the provisions of this Subordination Agreement.

8. Miscellaneous.

(A) All rights, powers and remedies of Lender hereunder and under any agreement between Borrower or any other Obligor and Lender, now, or at any time hereafter in force, shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Lender by law.

(B) No delay on the part of Lender in exercising any of its options, powers or rights ,or partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder and no modification or amendment of this Subordination Agreement shall be deemed to be made by Lender unless the same shall be in writing, signed by a duly authorized officer of Lender, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair the rights of Lender or the obligations of Junior Creditor to Lender in any other respect at any other time.

(C) Junior Creditor hereby authorizes Lender, in its sole discretion, to disclose this Subordination Agreement to any present, future or prospective participant, or successor in interest in any loan, advance or other financial accommodation to Borrower from Lender, or any regulatory body or agency having jurisdiction over Lender.

(D) This Subordination Agreement shall be binding upon Junior Creditor, his/her heirs and successors, and shall inure to the benefit of Lender, its successors and assigns, and shall be construed in accordance with the laws of the State of New Jersey without regard to principles of conflicts of law.

(E) Whenever used herein, the singular shall include the plural, the plural the singular, and the use of the masculine, feminine or neuter gender shall include all genders.

(F) The terms "Borrower" and "Junior Creditor" as used in this Subordination Agreement shall include the individuals, firms, corporations, limited liability companies or other entities named herein as Borrower or Junior Creditor and (i) any successor, individual or individuals, firms, corporations, limited liability companies or other entities to which all or substantially all of the business or assets or either of them shall have been transferred, (ii) in the case of a partnership, any new partnership which shall have been created by reason of the admission of any new partner or partners therein or the dissolution of the then existing partnership or the death, resignation or withdrawal of a partner and (iii) in the case of a corporation, limited liability company or other entity, any other corporation, limited liability company or other form of entity into or with which Borrower or Junior Creditor shall have been merged, consolidated, reorganized or absorbed. The term "Lender" as used in this Subordination Agreement shall include its successors and assigns.

(G) Upon (i) the payment in full of principal of and interest on all Senior Indebtedness and (ii) the termination of all agreements under which Lender is obligated to extend credit, to make advances, loans or other financial accommodations to Borrower, Junior Creditor, by written notice to Lender, may terminate this Subordination Agreement. In the event of any termination of this Subordination Agreement including by operation of law, it shall continue in full force and effect as to all Junior Indebtedness and all Senior Indebtedness outstanding at the date of such termination, until such Senior Indebtedness shall have been fully and irrevocably paid and discharged.

(H) All notices hereunder shall be in writing and delivered or mailed by certified mail, return receipt requested, postage prepaid, addressed (i) if to Junior Creditor at the address set forth in the preamble to this Subordination Agreement, or at such other address as Junior Creditor shall have furnished in writing to Lender and (ii) if to Lender at its address set forth in the preamble to this Subordination Agreement, or at such other address as Lender shall have furnished in writing to Junior Creditor.

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(I) Headings in this Subordination Agreement are for purposes of reference only and shall not limit the construction or interpretation of this Subordination Agreement.

(J) Junior Creditor shall pay to Lender on demand all expenses of every kind, including reasonable attorney's fees that Lender may incur in enforcing any of its rights under this Subordination Agreement.

(K) JUNIOR CREDITOR WAIVES TRIAL BY JURY IN ANY ACTION UNDER OR RELATING TO THIS SUBORDINATION AGREEMENT AND TO THE SENIOR INDEBTEDNESS.

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SLR DIGITAL FINANCE LLC

By:	/s/ Danielle Baldaro
Name:	Danielle Baldaro
Title:	Senior Vice President

JUNIOR CREDITOR: 3i MANAGEMENT LLC

By:	/s/ Maier J. Tarlow
Name:	Maier J. Tarlow
Title:	Manager

[signatures on next page]

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The undersigned, Borrower referred to in the foregoing Subordination Agreement, hereby accepts notice of the execution and delivery thereof and of the terms and provisions thereof, and, in consideration of the granting or continuing of the Senior Indebtedness, as therein described, agrees to (i) do and perform any and all acts and things which may be required on its part to enable Junior Creditor under the Subordination Agreement to perform the obligations of said Junior Creditor as therein expressed and (ii) refrain from doing any act or thing which would cause or contribute to a violation by Junior Creditor of the Subordination Agreement or of any of Junior Creditor's obligations thereunder.

BORROWER: INUVO, INC.

By:	/s/ Wallace Ruiz
Name:	Wallace Ruiz
Title:	Chief Financial Officer

VERTRO, INC.

By:	/s/ Wallace Ruiz
Name:	Wallace Ruiz
Title:	Chief Financial Officer

VALIDCLICK INC.

By:	/s/ Wallace Ruiz
Name:	Wallace Ruiz
Title:	Chief Financial Officer

THINK RELEVANT MEDIA, LLC

By:	/s/ Wallace Ruiz
Name:	Wallace Ruiz
Title:	Chief Financial Officer

KOWABUNGA MARKETING, INC.

By:	/s/ Wallace Ruiz
Name:	Wallace Ruiz
Title:	Chief Financial Officer

BONFIRE PUBLISHING GROUP, LLC

By:	/s/ Wallace Ruiz
Name:	Wallace Ruiz
Title:	Chief Financial Officer

SOUTHERN MUSE MEDIA, LLC

By:	/s/ Wallace Ruiz
Name:	Wallace Ruiz
Title:	Chief Financial Officer

NETSEER, INC.

By:	/s/ Wallace Ruiz
Name:	Wallace Ruiz
Title:	Chief Financial Officer

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EMERALD BRANDS, LLC

By:	/s/ Wallace Ruiz
Name:	Wallace Ruiz
Title:	Chief Financial Officer

A LOT, INC.

By:	/s/ Wallace Ruiz
Name:	Wallace Ruiz
Title:	Chief Financial Officer

DAILY READS, LLC

By:	/s/ Wallace Ruiz
Name:	Wallace Ruiz
Title:	Chief Financial Officer

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